FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of January 28, 2008, is entered into among TEXAS INDUSTRIES, INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

A. The Borrower, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to that certain First Amended and Restated Credit Agreement, dated as of August 15, 2007, ("Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement.

C. The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent covenant and agree as follows:

1. AMENDMENT. The defined term "Senior Notes" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

"Senior Notes" means unsecured senior notes of the Borrower due 2013 or thereafter, issued pursuant to terms, covenants and provisions satisfactory to the Administrative Agent.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment, or (ii) the acknowledgement by each Guarantor of this First Amendment.

3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Required Lenders;

(b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendment referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

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6. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, and shall be binding upon the parties hereto and their respective successors and assigns.

9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

TEXAS INDUSTRIES, INC.

By:	/s/ Kenneth R. Allen
Kenneth R. Allen
Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michael Brashler
Name:Michael Brashler
Title: Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ David McCauley
Name: David McCauley
Title: Principal

UBS SECURITIES LLC, as Syndication Agent

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

UBS LOAN FINANCE, as a Lender

By:	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:	/s/ Terry Dallas
Name: Terry Dallas
Title: Executive Vice President

COMERICA BANK, as Co-Documentation Agent and as a Lender

By:	/s/ William B. Dridge
Name: William B. Dridge
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:	/s/ Jennifer L. Norris
Name: Jennifer L. Norris
Title: Senior Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Robert Maddox
Name: Robert Maddox
Title: Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Derek S. Roudebush
Name: Derek S. Roudebush
Title: Vice President

CAPITAL ONE, N.A., as a Lender

By:	/s/ Mary Jo Hoch
Name: Mary Jo Hoch
Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dwayne Coker
Name: Dwayne Coker
Title: Duly Authorized Signatory

ACKNOWLEDGED AND AGREED AS OF THE FIRST DAY ABOVE WRITTEN:

BROOKHOLLOW CORPORATION
BROOKHOLLOW PROPERTIES, INC.
BROOKHOLLOW OF ALEXANDRIA, INC.
BROOKHOLLOW OF VIRGINIA, INC.
SOUTHWESTERN FINANCIAL CORPORATION
CREOLE CORPORATION
PARTIN LIMESTONE PRODUCTS, INC.
RIVERSIDE CEMENT HOLDINGS COMPANY
TXI AVIATION, INC.
TXI CEMENT COMPANY
TXI RIVERSIDE INC.
TXI TRANSPORTATION COMPANY
TXI CALIFORNIA INC.
PACIFIC CUSTOM MATERIALS, INC.
TXI POWER COMPANY
TEXAS INDUSTRIES HOLDINGS, LLC
TEXAS INDUSTRIES TRUST
TXI LLC
TXI OPERATING TRUST

By:	/s/ Kenneth R. Allen
Kenneth R. Allen
Vice President and Treasurer

RIVERSIDE CEMENT COMPANY

By:	/s/ Kenneth R. Allen
Kenneth R. Allen
Assistant General Manager - Treasurer